UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                     1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant  to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                         Page

Item 1.01.  Entry into a Material Definitive Agreement...............      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits...........................................      3

Signature............................................................      4

Exhibit Index........................................................      5

                        PIONEER NATURAL RESOURCES COMPANY

Item 1.01.   Entry into a Material Definitive Agreement

     On April 19, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that it has sold to Wolfcamp Oil and Gas Trust (the "Purchaser") less than one percent of its total proved reserves, or 7.3 million barrels of oil equivalent of proved reserves, by means of a volumetric production payment ("VPP") for total proceeds of $300 million and the assumption of the Company's obligations under certain derivative hedge agreements, referred to below. The production payment purchase and sale agreement governing the VPP transaction is attached hereto as exhibit 99.2.

     The Purchaser is a subsidiary and/or affiliate of Barclays Bank PLC. The Company periodically enters into derivative agreements with Barclays Bank PLC to hedge commodity price risk and interest rate risk. In accordance with the terms of the VPP, the Purchaser assumed the Company's rights and obligations under certain derivative agreements. The counterparty to the derivative obligations assumed by the Purchaser is Barclays Bank PLC. Barclays Bank PLC is also a party to the Company's $700 million 5-Year Revolving Credit Agreement dated as of December 16, 2003, as amended, and to the Company's $900 million 364-Day Credit Agreement dated as of September 28, 2004, as amended.

     The VPP represents limited term overriding royalty interests in oil and gas reserves which: (i) entitle the Purchaser to receive production volumes over a period of time from specific lease interests; (ii) are free and clear of all associated future production costs and capital expenditures; (iii) are nonrecourse to the Company (i.e., the Purchaser's only recourse is to the assets acquired); (iv) transfers title to the Purchaser and (v) allows the Company to retain the assets after the VPP's volumetric obligations have been satisfied.

     The VPP sells 6.0 billion cubic feet of Spraberry field gas volumes over an expected 32-month term beginning in May 2005 and 6.2 million barrels of Spraberry field oil volumes over an expected five-year term beginning in January 2006.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated April 19, 2005.
             99.2 Production Payment Purchase and Sale Agreement dated as of April 18, 2005 among Pioneer Natural Resources USA, Inc. and Pioneer Natural Resources Properties LP, as the Seller, and Wolfcamp Oil and Gas Trust, as the Buyer.

                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:  April 21, 2005         By:    /s/ Darin G. Holderness
                                   --------------------------------------------
                                   Darin G. Holderness
                                   Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.     Description

   99.1(a)      News Release dated April 18, 2005.
   99.2(a)      Production Payment Purchase and Sale Agreement dated as of April
                19,  2005 among Pioneer Natural Resources USA,  Inc. and Pioneer
                Natural Resources Properties LP, as the Seller, and Wolfcamp Oil and Gas Trust, as the Buyer.

-------------
(a) filed herewith